                                                                   EXHIBIT 24


                               POWER OF ATTORNEY


     WHEREAS, Zapata Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a registration statement on Form S-4 (the "Form S-4") pursuant to the Act and the rules and regulations of the Commission promulgated thereunder and in connection with the Agreement and Plan of Merger dated as of June 4, 1996, among Zapata, Zapata Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Zapata, and Houlihan's Restaurant Group, Inc.;

     NOW, THEREFORE, the undersigned in the capacity of a director, officer or both a director and officer of the Company, as the case may be, does hereby appoint Joseph L. von Rosenberg III and Robert A. Gardiner, and each of them, severally, as his true and lawful attorney or attorneys-in-fact with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, the Form S-4 and any and all documents necessary or incidental in connection therewith, including without limitation any amendments to the Form S-4, and to file the same with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorneys-in-fact and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 18th day of June, 1996.




                                                 /s/  R. C. LASSITER
                                                 ------------------------------
                                                 R. C. Lassiter

                                                                   EXHIBIT 24


                               POWER OF ATTORNEY


     WHEREAS, Zapata Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a registration statement on Form S-4 (the "Form S-4") pursuant to the Act and the rules and regulations of the Commission promulgated thereunder and in connection with the Agreement and Plan of Merger dated as of June 4, 1996, among Zapata, Zapata Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Zapata, and Houlihan's Restaurant Group, Inc.;

     NOW, THEREFORE, the undersigned in the capacity of a director, officer or both a director and officer of the Company, as the case may be, does hereby appoint Joseph L. von Rosenberg III and Robert A. Gardiner, and each of them, severally, as his true and lawful attorney or attorneys-in-fact with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, the Form S-4 and any and all documents necessary or incidental in connection therewith, including without limitation any amendments to the Form S-4, and to file the same with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorneys-in-fact and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 19th day of June, 1996.




                                                 /s/  AVRAM A. GLAZER
                                                 ------------------------------
                                                 Avram A. Glazer

                                                                   EXHIBIT 24


                               POWER OF ATTORNEY


     WHEREAS, Zapata Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a registration statement on Form S-4 (the "Form S-4") pursuant to the Act and the rules and regulations of the Commission promulgated thereunder and in connection with the Agreement and Plan of Merger dated as of June 4, 1996, among Zapata, Zapata Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Zapata, and Houlihan's Restaurant Group, Inc.;

     NOW, THEREFORE, the undersigned in the capacity of a director, officer or both a director and officer of the Company, as the case may be, does hereby appoint Joseph L. von Rosenberg III and Robert A. Gardiner, and each of them, severally, as his true and lawful attorney or attorneys-in-fact with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, the Form S-4 and any and all documents necessary or incidental in connection therewith, including without limitation any amendments to the Form S-4, and to file the same with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorneys-in-fact and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 18th day of June, 1996.




                                                 /s/  W. GEORGE LOAR
                                                 ------------------------------
                                                 W. George Loar

                                                                   EXHIBIT 24


                               POWER OF ATTORNEY


     WHEREAS, Zapata Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a registration statement on Form S-4 (the "Form S-4") pursuant to the Act and the rules and regulations of the Commission promulgated thereunder and in connection with the Agreement and Plan of Merger dated as of June 4, 1996, among Zapata, Zapata Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Zapata, and Houlihan's Restaurant Group, Inc.;

     NOW, THEREFORE, the undersigned in the capacity of a director, officer or both a director and officer of the Company, as the case may be, does hereby appoint Joseph L. von Rosenberg III and Robert A. Gardiner, and each of them, severally, as his true and lawful attorney or attorneys-in-fact with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, the Form S-4 and any and all documents necessary or incidental in connection therewith, including without limitation any amendments to the Form S-4, and to file the same with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorneys-in-fact and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 19th day of June, 1996.




                                                 /s/  ROBEERT V. LEFFLER, JR.
                                                 ------------------------------
                                                 Robert V. Leffler, Jr.

                                                                   EXHIBIT 24


                               POWER OF ATTORNEY


     WHEREAS, Zapata Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a registration statement on Form S-4 (the "Form S-4") pursuant to the Act and the rules and regulations of the Commission promulgated thereunder and in connection with the Agreement and Plan of Merger dated as of June 4, 1996, among Zapata, Zapata Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Zapata, and Houlihan's Restaurant Group, Inc.;

     NOW, THEREFORE, the undersigned in the capacity of a director, officer or both a director and officer of the Company, as the case may be, does hereby appoint Joseph L. von Rosenberg III and Robert A. Gardiner, and each of them, severally, as his true and lawful attorney or attorneys-in-fact with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, the Form S-4 and any and all documents necessary or incidental in connection therewith, including without limitation any amendments to the Form S-4, and to file the same with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorneys-in-fact and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 19th day of June, 1996.




                                                 /s/  MALCOLM I. GLAZER
                                                 ------------------------------
                                                 Malcolm I. Glazer